SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  December 8, 2000



                         IMMTECH INTERNATIONAL, INC.
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                   000-25669                 39-1523370
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      (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      JURISDICTION OF                                     IDENTIFICATION NO.)
      INCORPORATION)



150 Fairway Drive, Suite 150, Vernon Hills, Illinois            60061
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       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



      Registrant's telephone number, including area code:  (847) 573-0033



                                 Not Applicable
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.     Other Events.

            (A) Consummation of Private Placements
                ----------------------------------

            Immtech International, Inc. ("Immtech"), announced recently the consummation of two private placements of its common stock - one to accredited investors in the U.S. in reliance on Regulation D under the Securities Act of 1933, as amended, and one to offshore investors in reliance on Regulation S under the Securities Act of 1933, as amended. The two private placements collectively resulted in Immtech selling an aggregate of 584,250 shares of its common stock for gross proceeds of $4,674,000.

            A press release was issued by Immtech containing a more detailed description of the private placements, a copy of which is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

            (B) Grant by The Bill & Melinda Gates Foundation
                --------------------------------------------

            The Bill & Melinda Gates Foundation has awarded $15.11 million in grants to a consortium led by The University of North Carolina at Chapel Hill and Immtech to develop new drugs to treat African sleeping sickness and leishmaniasis - two diseases that are infesting and killing millions of people in developing nations.

            Immtech's leading drug candidate for the treatment of African sleeping sickness is a compound called DB289, which is also in the first phase of human clinical trials for use as an anti-infective drug to treat Pneumocystis carinii pneumonia, an opportunistic fungal infection that is potentially fatal in immuno-suppressed patients.

            The Bill & Melinda Gates Foundation was founded by Melinda Gates and William H. Gates, III, of Microsoft Corporation.

            A press release was issued by The University of North Carolina at Chapel Hill describing the grant by The Bill & Melinda Gates Foundation, a copy of which is filed herewith as Exhibit 99.2 and incorporated herein by reference.


Item 7.     Financial Statements, Pro Forma Financial Information, and Exhibits.

            (c) The following exhibits are filed with this report:


Exhibit Number                             Description
--------------                             -----------


    99.1         Press Release of Immtech International, Inc., issued
                 December 8, 2000

    99.2 Press Release of The University of North Carolina at Chapel Hill, issued December 18, 2000

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IMMTECH INTERNATIONAL, INC.



                                    By:  /s/ T. Stephen Thompson
                                        ----------------------------------------
                                    Name:  T. Stephen Thompson
                                    Title: Chief Executive Officer and President


Dated:  December 18, 2000

                                  EXHIBIT INDEX


Exhibit Number                             Description
--------------                             -----------


    99.1         Press Release of Immtech International, Inc., issued
                 December 8, 2000

    99.2 Press Release of The University of North Carolina at Chapel Hill, issued December 18, 2000